UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2019

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Dismissal of Independent Registered Accounting Firm

On January 23, 2019, the Board of Directors (the “Board”) of Cosmos Holdings Inc., a Nevada corporation (the “Company”), approved the termination of Malone Bailey, LLP (“MB”) as the Company’s Independent Certified Public Accountants for the Company’s fiscal year ended December 31, 2018. The Chairman of the Board sent MB a termination letter on January 23, 2019.

During the Company’s two most recent fiscal years and in the subsequent interim period through the date of this Form 8-K, (i) there were no disagreements between the Company and MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The reports of MB on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2017 did not contain an adverse opinion or disclaimer of opinion, or qualified opinion, audit scope, or accounting principles, except for an explanatory paragraph in the audit reports for such fiscal years indicating substantial doubt about the Company’s ability to continue as a going concern.

The Company provided MB with a copy of the foregoing disclosures and requested it to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether MB agrees with the statements made by the Company in this Report. A copy of the letter has been filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Accounting Firm

On January 18, 2019, the Company’s Board approved the engagement of Armanino LLP (“Armanino”) as the Company’s new Independent Certified Public Accountants, and the Company entered into an engagement agreement with Armanino on January 18, 2019. Armanino will perform the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2018.

During the two most recent fiscal years and through the date of its appointment, neither the Company, nor anyone on its behalf, consulted Armanino regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by Armanino that it concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Malone Bailey, LLP, dated January 23, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: January 23, 2019	By:	/s/ Grigorios Siokas
Grigorios Siokas
Chief Executive Officer

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